UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
November 16, 2006 (November 15, 2006)
Date of Report (Date of earliest event reported)
NATIONAL OILWELL VARCO, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12317 (Commission File Number)	76-0475815 (IRS Employer Identification No.)

10000 Richmond Avenue
Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 713-346-7500
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On November 15, 2006, the Board of Directors of National Oilwell Varco, Inc. (the “Company”) modified certain of the compensation arrangements for its non-employee directors, which shall take effect January 1, 2007. The terms of the compensation arrangements for our non-employee directors that will be in effect starting January 1, 2007 are set forth in Exhibit 10.1 to this Current Report and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(c)	Exhibits
10.1	Summary of Director Compensation*

*	Compensatory plan or arrangement for management or others
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2006	NATIONAL OILWELL VARCO, INC.

/s/ Clay C. Williams

Clay C. Williams
Sr. Vice President and Chief Financial Officer

Index to Exhibits
10.1	Summary of Director Compensation*

*	Compensatory plan or arrangement for management or others